EXHIBIT 10

               CONSENT LETTER AND FORM OF FOURTH AMENDMENT
                   TO FIRST RESTATED CREDIT AGREEMENT

As of November 30, 1998



Denbury Resources, Inc.
17304 Preston Road, Suite 200
Dallas, Texas 75252

Denbury Management, Inc.
17304 Preston Road, Suite 510
Dallas, Texas 75252

     Re: First Restated Credit Agreement dated December 29, 1997 by and among
         Denbury Management, Inc. as Borrower, Denbury Resources, Inc. as Guarantor, NationsBank of Texas, N.A., predecessor by merger to NationsBank, N.A., as Administrative Agent and the financial institutions parties thereto as Banks, as amended by (a) a First Amendment to First Restated Credit Agreement dated as of January 27, 1998, (b) a Second Amendment to First Restated Credit Agreement dated as of February 25, 1998, and (c) a Third Amendment to First Restated Credit Agreement dated as of August 10, 1998 (as so amended, the "Credit Agreement"); unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meanings assigned to such terms in the Credit Agreement.

Gentlemen:

     1. Emigration Transactions. You have advised the Banks that the Credit Parties propose to take the following actions:

     a. Domestication. Parent will change its domicile from Canada to Delaware by means of a domestication (the "Domestication") under Section 388 of the Delaware General Corporation Law, and simultaneously therewith Parent will apply for a Certificate of Discontinuance under Section 188(7) of the Canadian Business Corporation Act. Pursuant to the Domestication, Parent's corporate existence will be continued in the State of Delaware, and Parent will remain liable for all of its obligations under the Credit Agreement, the Facility Guaranty, the Parent Pledge Agreement and each of the other Loan Papers; and

     b. Borrower Merger. Immediately following the Domestication, Borrower will merge with and into Parent with Parent being the surviving corporation (the "Borrower Merger") and pursuant to the Borrower Merger, the outstanding capital stock of Borrower (the "Borrower Stock") will be canceled.

     The Domestication and the Borrower Merger are collectively referred to herein as the "Emigration Transactions").

     2. Restrictions in Credit Agreement; Request for Consent and Waiver and Release of Stock Pledge. The Emigration Transactions are prohibited pursuant to certain provisions of the Credit Agreement, including Section 9.4 thereof and constitute an Event of Default under Section 11.1(k) of the Credit Agreement. The Credit Parties have requested that the Banks consent to the Emigration Transactions and waive Sections 9.4 and 11.1(k) of the Credit Agreement and any other provisions of the Credit Agreement and the other Loan Papers to the extent that the Emigration Transactions violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers. The Credit Parties have further requested that simultaneously with the Borrower Merger, Administrative Agent release the Borrower Stock from the Lien of the Parent Pledge Agreement.

     3. Consent and Waiver; Agreement to Release Stock Pledge. Subject to and upon the terms and conditions set forth herein, and in reliance on the representations and warranties set forth herein, (a) the Banks (i) consent to the consummation by the Credit Parties of the Emigration Transactions and waive compliance by the Credit Parties with each provision of the Credit Agreement and the other Loan Papers to the extent, but only to the extent, that the Emigration Transactions violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers, and (ii) authorize and instruct Administrative Agent to release the Borrower Stock from the Lien of the Parent Pledge Agreement simultaneously with Borrower Merger, and (b) Administrative Agent hereby agrees to release the Borrower Stock from the Parent Pledge Agreement as provided in clause (a)(ii) of this Section 3.

     4. Certain Terms and Conditions. The consent and waiver herein granted are subject to each of the following terms and conditions:

     a. Execution of Amendment to Credit Agreement and Loan Papers. Immediately following the Borrower Merger, Parent, Administrative Agent and Banks shall enter into a Fourth Amendment to First Restated Credit Agreement (the "Fourth Amendment") substantially in the form of Exhibit A hereto pursuant to which (i) Parent will confirm its assumption of all liabilities and obligations of Borrower under the Credit Agreement and the other Loan Papers, and (ii) the Credit Agreement will be amended to reflect the consummation of the Emigration Transactions.

     b. Delivery of Certain Documents. Immediately following the Borrower Merger, Parent shall deliver or cause to be delivered to Administrative Agent each of the following documents, instruments and agreements:

          (i) A Certificate of Merger issued by the Secretary of State of Delaware evidencing the Borrower Merger;

          (ii) a copy of the Certificate of Incorporation and all amendments thereto of Parent accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the closing of the Borrower Merger, issued by the Secretary of State of Delaware and accompanied by a certificate of the Secretary or an Assistant Secretary of Parent that such copy is true, correct and complete on the date of the Borrower Merger.

          (iii) a copy of the Bylaws and all amendments thereto, of Parent accompanied by a certificate of the Secretary or an Assistant Secretary of Parent that such copy is true, correct and complete as of the date of the Borrower Merger.

          (iv) certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the Domestication and to the effect that Borrower is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

          (v) a certificate of incumbency of all officers of Parent who will be authorized to execute or attest to the Fourth Amendment and any other Loan Paper, dated the date of the Borrower Merger, executed by the Secretary or an Assistant Secretary of Parent;

          (vi) copies of resolutions approving the Fourth Amendment and authorizing the transactions contemplated by the Fourth Amendment and the other Loan Papers, duly adopted by the Board of Directors of Parent accompanied by certificates of the Secretary or an Assistant Secretary of Parent that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws) by the unanimous written consent of the Board of Directors of Parent, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof;

          (vii) an opinion of Jenkens & Gilchrist, P.C., special counsel for Parent dated the date of the Borrower Merger, favorably opining as to the enforceability with respect to

                 Parent of the Fourth Amendment, the Credit Agreement as amended by the Fourth Amendment and each of the other Loan Papers with respect to Parent and otherwise in form and substance satisfactory to Administrative Agent; and

          (viii) UCC-3 Amendments duly executed by Parent with respect to each UCC Financing Statement filed or recorded with respect to the Existing Mortgages which UCC-3 Amendment will reflect the change of the debtor's name in each such Financing Statement from "Denbury Management, Inc." to "Denbury Resources, Inc."

     5. Representations and Warranties. To induce Banks to grant the consents and waivers herein contained, the Credit Parties hereby jointly and severally represent and warrant to each Bank as follows:

     a. Emigration Transactions. (i) to the extent Parent and Borrower consummate the Emigration Transactions, the Emigration Transactions (A) will be consummated substantially as described in paragraph 1 hereof and in accordance with all applicable Laws and the articles or certificate of incorporation, bylaws and other charter documents of Borrower and Parent, and (B) do not and will not result in a breach or violation of any material contract, agreement, indenture, mortgage or other instrument to which any Credit Party is a party, and do not, and will not result in the imposition of any Lien on any of the properties of any Credit Party or the acceleration of any Debt of any Credit Party; (ii) after giving effect to the Emigration Transactions, Parent will succeed to, and hold good and defensible title to, all assets of Borrower and Parent subject to no Liens other than Permitted Encumbrances;

     b. Reaffirmation of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the Emigration Transactions (including the execution, delivery and effectiveness of the Fourth Amendment);

     c. Absence of Defaults. No Default or Event of Default has occurred which is continuing, and after giving effect to the waivers and consents herein contained and the execution, delivery and effectiveness of the Fourth Amendment, no Default or Event of Default will exist after giving effect to the Emigration Transactions; and

     d. Absence of Defenses. No Credit Party has any counterclaim, right of offset or defense to payment and performance of the Obligations.

     6. Miscellaneous.

     a. Limitations on Consents and Waivers. The consents and waivers herein contained are limited solely to the Emigration Transactions. Nothing contained herein shall be deemed a consent to any other action or inaction of any Credit Party which constitutes a violation of any provision of the Credit Agreement or any other Loan Party or which results in a Default or Event of Default under the Credit Agreement or any other Loan Paper. No Bank nor Administrative Agent shall be obligated to grant any future waivers or amendment of the Credit Agreement or any other Loan Paper.

     b. Loan Paper. This letter agreement constitutes a "Loan Paper" under and as defined in the Credit Agreement.

     c. Effectiveness; Counterparts. This letter agreement will be effective when a counterpart hereof has been executed by Borrower, Parent and each Bank. It is not necessary that all signatures appear on the same counterparts. Each counterpart will constitute one and the same instrument. Facsimiles shall be effective as originals.

     Please evidence your agreement to each of the provisions of this letter agreement by executing a counterpart hereof where indicated below and returning a fully executed counterpart to Administrative Agent.

                                Very truly yours,

                              NationsBank, N.A.



                              By:
                              Name:
                              Title:

                              BankBoston, N.A.


                              By:
                              Name:
                              Title:

                              Bank One, Texas, N.A.


                              By:
                              Name:
                              Title:

                              Chase Bank of Texas, National Association

                              By:
                              Name:
                              Title:

                              Christianaia Bank, Og Kreditkasse ASA

                              By:
                              Name:
                              Title:

                              Banque Paribas


                              By:
                              Name:
                              Title:

                              Credit Lyonnais - New York Branch


                              By:
                              Name:
                              Title:

                              Wells Fargo Bank (Texas), N.A.


                              By:
                              Name:
                              Title:

                              Natexis Banque BFCE

                              By:
                              Name:
                              Title:


Acknowledged and Agreed
as of the __ day of November, 1998

Denbury Management, Inc.

By:
Its:

Denbury Resources, Inc.

By:
Its:

                                    EXHIBIT A

               FOURTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT

     This Fourth Amendment to First Restated Credit Agreement (this "Fourth Amendment") is entered into as of the ___ day of ________, 199___ (the "Effective Date"), by and among Denbury Resources, Inc. ("DRI"), a corporation previously incorporated under the Canadian Business Corporation Act which has been domesticated in the State of Delaware and which is the successor by merger to Denbury Management, Inc. ("Management"), a Texas corporation, NationsBank, N.A., [revise name of NationsBank to Bank of America if applicable] successor by merger to NationsBank of Texas, N.A., as Administrative Agent ("Agent"), and the financial institutions parties hereto as Banks ("Banks").

                              W I T N E S S E T H:

      WHEREAS, Management, DRI, Agent and Banks are parties to that certain First Restated Credit Agreement dated as of December 29, 1997, as amended by (a) that certain First Amendment to First Restated Credit Agreement dated as of January 27, 1998, (b) that certain Second Amendment to First Restated Credit Agreement dated as of February 25, 1998, and (c) that certain Third Amendment to First Restated Credit Agreement dated as of August 10, 1998 (as amended, "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Management; and

     WHEREAS, DRI was formerly incorporated under the Canadian Business Corporation Act and was domesticated in the State of Delaware; and

     WHEREAS, Management merged with and into DRI with DRI being the surviving corporation (such merger is referred to herein as the "Merger"); and

     WHEREAS, as a result of the Merger, DRI assumed and is primarily liable for all of the debts, obligations and liabilities of Management under the Credit Agreement and the other Loan Papers and DRI become the "Borrower" under and as defined in the Credit Agreement and the other Loan Papers; and

     WHEREAS, the parties desire to (a) evidence in writing the assumption by DRI of the debts, obligations and liabilities of Management under the Credit Agreement and the other Loan Papers, and (b) make certain conforming amendments to the Credit Agreement.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, DRI, Agent and each Bank hereby agree as follows:

     Section 1. Assumption. DRI acknowledges and agrees that as a result of the Merger DRI has assumed and is directly and primarily liable for the due and punctual payment and performance in full of the Obligations. DRI represents and warrants that it has no counterclaim, right of set off or other defense to payment or performance of such Obligations.

     Section 2. Amendments. The Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 2.

        2.1 Additional Definitions. Section 1.1 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Merger" and "Fourth Amendment" which shall read in full as follows:

            "Merger" means the merger of Denbury Management, Inc. into Borrower, in each case with Borrower being the surviving corporation.

            "Fourth Amendment" means that certain Fourth Amendment to First Restated Credit Agreement dated as of _________, 199__ among Borrower, Administrative Agent and Banks.

        2.2 Amendment to Definitions. The definitions of "Administrative Agent," "Borrower," "Consolidated Current Assets," "Consolidated Current Liabilities," "Credit Parties," "GAAP," "Loan Papers," "Parent," and "Required Consolidated Tangible Net Worth" set forth in Section 1.1 of the Credit Agreement are amended to read in full as follows:

            "Administrative Agent" means NationsBank, N.A. [revise to reflect name change to Bank of America, if applicable], successor by merger to NationsBank of Texas, N.A., in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

            "Borrower" means Denbury Resources, Inc., a corporation previously incorporated under the Canadian Business Corporation Act and which was domesticated in the State of Delaware, and which is the successor by merger to Denbury Management, Inc., a Texas corporation.

            "Consolidated Current Assets" means, for any Person at any time, the current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time.

            "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Borrower, excluding the current portion (if any) of the outstanding principal balance of the Revolving Loan.

            "Credit Parties" means Borrower and any Subsidiary or Affiliate of Borrower which Required Banks and Borrower may hereafter jointly designate in writing as a "Credit Party" for purposes of this Agreement. Unless and until any such designation is made, "Credit Party" and "Credit Parties" shall refer only to Borrower.

            "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Securities and Exchange Commission, the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee thereof) in order to continue as a generally accepted accounting principle or practice may be so changed.

            "Loan Papers" means this Agreement, the Notes, the Existing Mortgages (as amended by the Amendment to Mortgages), the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and all Mortgages now or at any time hereafter delivered pursuant to Section 5.2, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be modified, amended, renewed, extended or restated from time to time.

            "Required Consolidated Tangible Net Worth" means, initially, $100,000,000; provided, that, the Required Consolidated Tangible Net Worth shall (a) increase (but not decrease) on each Quarterly Date after July 1, 1998 by an amount equal to fifty percent (50%) of Borrower's Consolidated Net Income for the Fiscal Quarter then ended, and (b) increase on the date of any issuance by Borrower of its equity securities after July 1, 1998, by an amount equal to fifty percent (50%) of the net proceeds received by Borrower from the issuance of such securities.

        2.3 Deletion of Definitions. Section 1.1 of the Credit Agreement shall be amended to delete therefrom in their entirety the definitions of "Facility Guaranty" and "Parent Pledge Agreement."

        2.4 Amendments to Certain Interpretive Provisions. Section 1.2 of the Credit Agreement shall be amended to read in full as follows:

            "SECTION 1.2Accounting Terms and Definitions. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be expressed in U.S. Dollars and shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Borrower's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Sections 8.1(a) or (b); provided that, unless Required Banks shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained in Article X are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods."

        2.5 Amendment to Collateral and Guarantee Requirements. Article V of the Credit Agreement shall be amended to read in full as follows:

                                    ARTICLE V

                            COLLATERAL AND GUARANTEES

            SECTION 5.1 Existing Mortgages. The Obligations shall be secured by the Existing Mortgages which create first and prior Liens (subject only to Permitted Encumbrances) covering and encumbering the Mineral Interests described therein. On or prior to the Closing Date, Borrower shall enter into the Amendment to Existing Mortgages.

            SECTION 5.2 Delivery of Mortgages Upon Borrowing Base Deficiency. If a Borrowing Base Deficiency exists at any time after July 1, 1998, Borrower shall immediately execute and deliver Mortgages to Administrative Agent, for the ratable benefit of each Bank, in form and substance acceptable to Administrative Agent to grant, evidence and perfect first and prior Liens securing the Obligations, covering substantially all Mineral Interests owned by Borrower subject only to Permitted Encumbrances.

            SECTION 5.3 Evidence of Title; Opinions. At any time Borrower is required to execute and deliver Mortgages to Administrative Agent pursuant to this Section 5.2, Borrower shall also deliver to Administrative Agent such opinions of counsel (addressed to Administrative Agent) and other evidence of title as Administrative Agent shall deem necessary or appropriate to verify (a) Borrower's title to Proved Mineral Interests with a Recognized Value equal to at least 85% of the Recognized Value of all Proved Mineral Interests reflected in the Reserve Report which are subject to such Mortgages, and (b) the validity, perfection and priority of the Liens created by such Mortgages.

        2.6 Financial Representation and Warranty. Section 7.5 of the Credit Agreement is amended to delete the words "Parent" and "Parent's" each time such words appear therein and substitute in lieu thereof the words "Borrower" and "Borrower's."

        2.7 Organization Structure; Nature of Business Representation and Warranty. Section 7.14 of the Credit Agreement is amended to delete the first two (2) sentences thereof in their entirety.

        2.8 Fiscal Year Representation and Warranty. Section 7.17 of the Credit Agreement is amended to delete the word "Parent's" where it appears therein, and substitute in lieu thereof "Borrower's."

        2.9 Financial Information Covenant. Section 8.1 of the Credit Agreement is amended to delete the words "Parent" and "Parent's" each time they appear therein and to substitute in lieu thereof the words "Borrower" and "Borrower's."

        2.10 Business of the Credit Parties Covenant. Section 8.2 of the Credit Agreement is amended to delete the first sentence thereof in its entirety.

        2.11 Maintenance of Existing Covenant. Section 8.3 of the Credit Agreement is amended to delete the phrase "Each of Parent and" which are the first four words of such covenant.

        2.12 Title Data Representation and Warranty. Section 8.4 of the Credit Agreement is hereby amended to read in full as follows:

            "SECTION 8.4 Title Data. In addition to the title information required by Sections 5.3 and 6.1(c) hereof, Borrower shall, upon the request of Required Banks, cause to be delivered to Administrative Agent such title, opinions and other information regarding title to Mineral Interests owned by Borrower as are appropriate to determine the status thereof; provided, however, that the Banks may not require the Credit Parties to furnish title opinions (except pursuant to Section 5.3 and 6.1(c)) unless (a) an Event of Default shall have occurred and be continuing, or (b) the Required Banks have reason to believe that there is a defect in or encumbrance upon Borrower's title to such Mineral Interests that is not a Permitted Encumbrance."

        2.13 Maintenance of Insurance Covenant. Section 8.6 of the Credit Agreement is amended to delete the phrase "and Parent" in the third sentence thereof and delete the word "assign" in such sentence and substitute in lieu of the word "assign" the word "assigns."

        2.14 Merger Covenant. Section 9.4 of the Credit Agreement is amended to read in full as follows:

            "SECTION 9.4 Consolidations and Mergers. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, consolidate or merge with or into any other Person; provided, that so long as no Default exists or will result any wholly owned Subsidiary of Borrower may merge or consolidate with any other Person so long as a wholly owned Subsidiary of Borrower is the surviving corporation."

        2.15 Fiscal Year Covenant. Section 9.12 of the Credit Agreement is amended to delete the word "Parent" where it appears therein and substitute in lieu thereof, the word "Borrower."

        2.16 Financial Covenants. Article X of the Credit Agreement is amended to delete the words "Parent" and "Parent's" each time such words appear therein and to substitute in lieu thereof, the words "Borrower" and "Borrower's."

        2.17 Change of Control Default. Section 11.1(k) of the Credit Agreement is amended to read in full as follows:

            "(k) as of any date any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) other than the Texas Pacific Group shall become the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 30% of the total voting power of all classes of capital stock then outstanding of Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Borrower."

        2.18 Miscellaneous Provisions. Article XIV of the Credit Agreement is hereby amended to delete the word "Parent's" and the phrases "Parent and" and "Parent or" each time such words and such phrases appear in such Article.

        Section 3. Representations and Warranties of Borrower. To induce the Banks and Administrative Agent to enter into this Fourth Amendment, DRI hereby represents and warrants to Banks and Administrative Agent as follows:

        3.1 Confirmation of Representations and Warranties. After giving effect to the Amendments contained in Section 2 hereof, each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof.

        3.2 Corporate Power; Due Authorization; No Conflicts. The execution, delivery and performance by DRI of this Fourth Amendment are within DRI's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon DRI or any Subsidiary of DRI or result in the creation or imposition of any Lien upon any of the assets of DRI or any of the Subsidiaries of DRI except Permitted Encumbrances.

        3.3 Validity of Binding Effect. This Fourth Amendment constitutes the valid and binding obligations of DRI enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

        3.4 No Defenses. DRI has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

        3.5 Merger. The domestication of DRI in Delaware and the Merger were consummated (a) substantially in accordance with the descriptions thereof set forth in that certain Consent Letter dated November 30, 1998, by and among Denbury Management, Inc., Parent and Banks, and (b) in accordance with all applicable Laws and the Articles or Certificate of Incorporation, bylaws and other charter documents of DRI and Management. The domestication of DRI in Delaware and the Merger did not, and do not, result in a breach or violation of any material contract, agreement, indenture, mortgage or other instrument to which DRI, Management is or was a party and did not and will not result in the imposition of any Lien on any of the properties or assets of DRI or Management or a default under or the acceleration of any Debt of DRI, Management; as a result of the domestication of DRI in Delaware and the Merger, DRI has succeeded to, and holds good and defensible title, to all assets of Management, subject to no Liens other than Permitted Encumbrances.

        Section 4. Miscellaneous.

        4.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. DRI hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent and Banks prior thereto, and agree that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

        4.2 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        4.3 Legal Expenses. DRI hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

        4.4 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

        4.5 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        4.6 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.



                                   BORROWER:
                                   DENBURY RESOURCES INC.
                                   a Delaware corporation
                                   By:
                                      -----------------------------------
                                      Gareth Roberts
                                      Present and Chief Executive Officer


                                   By:
                                      -----------------------------------
                                      Phil Rykhoek
                                      Chief Financial Officer and
                                      Secretary


                                   ADMINISTRATIVE AGENT:
                                   NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A.

                                   By:
                                    -----------------------------------
                                    J. Scott Fowler
                                    Vice President


                                   BANKS:
                                   NATIONSBANK, N.A., successor by merger to

                                   NationsBank of Texas, N.A.
                                   By:
                                    -----------------------------------
                                    J. Scott Fowler
                                    Vice President


                                   BANKBOSTON, N.A.

                                   By:
                                   Name:
                                   Title:


                                   BANK ONE, TEXAS, N.A.

                                   By:
                                   Name:
                                   Title:


                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION

                                   By:
                                   Name:
                                   Title:

                                   CHRISTIANAIA BANK, OG KREDITKASSE ASA

                                   By:
                                   Name:
                                   Title:

                                   BANK PARIBAS

                                   By:
                                   Name:
                                   Title:

                                   CREDIT LYONNAIS - NEW YORK BRANCH

                                   By:
                                   Name:
                                   Title:

                                   WELLS FARGO BANK (TEXAS), N.A.

                                   By:
                                   Name:
                                   Title:

                                   NATEXIS BANQUE BFCE

                                   By:
                                   Name:
                                   Title: